Exhibit 99.1

ENCORE CAPITAL GROUP ANNOUNCES FIRST QUARTER 2012 FINANCIAL RESULTS

AND THE ACQUISITION OF PROPEL FINANCIAL SERVICES

SAN DIEGO – May 9, 2012 – Encore Capital Group, Inc. (Nasdaq: ECPG), a leader in consumer debt buying and recovery, today announced consolidated financial results for the first quarter ended March 31, 2012.

“Encore delivered strong first quarter financial results with record collections and Adjusted EBITDA,” said Brandon Black, Encore’s President and Chief Executive Officer. “Our cost-to-collect continued to improve, declining to a record 38.4 cents per dollar collected. This cost advantage, combined with our analytical discipline and strong capital position, enabled us to deploy more than $130 million on portfolio purchases in the first quarter and positioned us to invest over $200 million in the second quarter, of which, more than $100 million is expected to come from the purchase of nine portfolios from one seller. Our continued strong performance is the direct result of the hard work and dedication of the entire Encore team.”

The company also announced the acquisition of Propel Financial Services, LLC, a leader in the tax lien acquisition industry. Black commented: “Propel has an excellent track record of deploying capital at attractive returns and provides a valuable and affordable service for consumers, consistent with Encore’s core competencies. The acquisition of Propel will capitalize on Encore’s expertise in consumer-level analytics and operational capabilities, will leverage the company’s deep experience assisting financially stressed consumers, and will put Encore in position to build a significant tax lien acquisition business.”

To facilitate these transactions, Encore announced the expansion of its existing credit facility, led by SunTrust Robinson Humphrey, to $555 million, with a $100 million accordion feature, and an increase in the availability of capital under a revised borrowing base calculation. In addition, the company established a new $160 million facility, led by Texas Capital Bank, to provide the funding for the Propel acquisition and its ongoing capital requirements. This facility also includes a $40 million accordion feature to provide for future growth.

Finally, Encore shared that it had reached an agreement in principle for the sale of its bankruptcy servicing subsidiary, Ascension Capital Group, to a company with deep expertise in the bankruptcy space and a strong technology platform. “This is a positive outcome for Encore’s shareholders, Ascension’s customers, and for our Ascension employees, who will now have the opportunity to flourish in a new environment,” said Black.

First Quarter 2012 Highlights:

•	Gross collections were $231.0 million, a 21% increase over the $191.1 million in the same period of the prior year.

•

Investment in receivable portfolios was $130.5 million, to purchase $2.9 billion in face value of debt, compared to $90.7 million, to purchase $2.9 billion in face value of debt in the same period of the prior year. Available capacity under the Company’s revolving credit facility, subject to borrowing base and applicable debt covenants, was $96.5 million as of March 31, 2012. Total debt, consisting of the revolving credit facility, senior

Encore Capital Group, Inc.

secured notes and capital lease obligations, was $398.2 million as of March 31, 2012, an increase of 2% from $389.0 million as of December 31, 2011.

•

Revenue from receivable portfolios, net was $126.4 million, a 20% increase over the $105.3 million in the same period of the prior year. Revenue recognized on receivable portfolios, as a percentage of portfolio collections, excluding the effects of net portfolio allowances, was 54.9%, compared to 58.0% in the same period of the prior year.

•	Revenue from bankruptcy servicing was $3.8 million, a 23% decrease from the $4.9 million in the same period of the prior year.

•

Excluding a one-time, non-cash impairment charge for Ascension, operating expenses were $95.9 million, a 16% increase over the $82.5 million in the same period of the prior year. Cost per dollar collected (costs exclude stock-based compensation expense, bankruptcy servicing operating expenses, and acquisition related expenses) decreased to 38.4% compared to 40.0% in the same period of the prior year.

•

Adjusted EBITDA, defined as net income before interest, taxes, depreciation and amortization, stock-based compensation expense, portfolio amortization, one-time impairment charge for Ascension, and acquisition related expenses, was $143.3 million, a 23% increase over the $116.4 million in the same period of the prior year (see Non-GAAP Financial Measures section below).

•	Total interest expense was $5.5 million, compared to $5.6 million in the same period of the prior year.

•

Net income was $11.4 million or $0.44 per fully diluted share, compared to net income of $13.7 million or $0.54 per fully diluted share in the same period of the prior year. Excluding the non-cash impairment charges of $10.3 million, earnings per fully diluted share would have been $0.69, or 28% higher than the prior year.

•

Tangible book value per share, computed by dividing total stockholders’ equity less goodwill and identifiable intangible assets by the number of diluted shares outstanding, was $14.72 as of March 31, 2012, a 6% increase over $13.84 as of December 31, 2011.

Additional Financial Information:

Certain events affected the comparability of 2012 versus 2011 quarterly results, as outlined below. For a more detailed comparison of 2012 versus 2011 results, please refer to the Management’s Discussion and Analysis of Financial Condition and Results of Operations section included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

•

The Company recorded a pre-tax impairment charge for goodwill and identifiable intangible assets of $10.3 million, or $0.25 per fully diluted share, after the effect of income taxes, for its Ascension bankruptcy servicing business.

Acquisition of Propel Financial Services

On May 8th, Encore concluded the acquisition of Propel Financial Services, LLC, a Texas-based tax lien transfer company. Propel assists property owners who are delinquent on their property taxes by acquiring tax obligations from local municipalities and working with property owners to create mutually agreeable payment plans. Encore acquired Propel at a purchase price of $187 million, utilizing its new $160 million credit facility and existing cash and credit facilities. The acquisition is expected to be accretive to 2012 earnings.

Encore Capital Group, Inc.

For more information about Propel, please visit the Company’s website at www.propelfinancialservices.com.

Conference Call and Webcast

The Company will hold a conference call and webcast today at 2:00 p.m. Pacific time / 5:00 p.m. Eastern time to discuss first quarter results. During the conference call, the Company will refer to slides which will be available via webcast and then for download at the Investor Relations page at www.encorecapital.com

Members of the public are invited to listen to the event via a listen-only telephone conference call line or the Internet. To access the live telephone conference call line, please dial 877-670-9781 or (408) 940-3818. To access the live webcast via the Internet, log on at the Investor Relations page of the Company’s website at www.encorecapital.com

For those who cannot listen to the live broadcast, a telephone replay will be available for seven days by dialing (404) 537-3406 and using conference ID 73935141. A replay of the conference call will also be available shortly after the call on the Company’s website.

Non-GAAP Financial Measures

The Company has included information concerning Adjusted EBITDA because management utilizes this information, which is materially similar to a financial measure contained in covenants used in the Company’s credit agreement, in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning adjusted operating expenses excluding stock-based compensation expense, bankruptcy servicing operating expenses, and acquisition related expenses in order to facilitate a comparison of approximate cash costs to cash collections for the debt purchasing business in the periods presented. Adjusted EBITDA, adjusted operating expenses excluding stock-based compensation expense, bankruptcy servicing operating expenses, and acquisition related expenses, and tangible book value per share have not been prepared in accordance with generally accepted accounting principles (GAAP). These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income and total operating expenses as indicators of Encore Capital Group’s operating performance and total stockholders’ equity as an indicator of Encore Capital Group’s financial condition. Further, these non-GAAP financial measures, as presented by Encore Capital Group, may not be comparable to similarly titled measures reported by other companies. The Company has included a reconciliation of Adjusted EBITDA to reported earnings under GAAP, a reconciliation of adjusted operating expenses excluding stock-based compensation expense, bankruptcy servicing operating expenses, and acquisition related expenses to the GAAP measure total operating expenses, and a reconciliation of tangible book value per share to the GAAP measure total stockholders’ equity in the attached financial tables.

About Encore Capital Group, Inc.

Encore Capital Group is a leader in consumer debt buying and recovery. The company purchases portfolios of defaulted consumer receivables from major banks, credit unions, and

Encore Capital Group, Inc.

utility providers and partners with individuals as they repay their obligations and work toward financial recovery. Encore’s success and future growth are driven by its sophisticated and widespread use of analytics, its broad investments in data and behavioral science, the significant cost advantages provided by both its worldwide operations and its enterprise-wide, account-level cost database, and the company’s demonstrated commitment to conducting business ethically and in ways that support its consumers’ financial recovery.

Headquartered in San Diego, Encore is a publicly traded NASDAQ Global Select company (ticker symbol: ECPG) and a component stock of the Russell 2000, the S&P SmallCap 600, and the Wilshire 4500. More information about the company can be found at www.encorecapital.com.

Forward Looking Statements

The statements in this press release that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our litigation, future operating results, performance, business plans or prospects. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

Contact:

Encore Capital Group, Inc.

Paul Grinberg (858) 309-6904

paul.grinberg@encorecapital.com

Adam Sragovicz (858) 309-9509

adam.sragovicz@encorecapitalgroup.com

FINANCIAL TABLES FOLLOW

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.

Condensed Consolidated Statements of Financial Condition

(In Thousands, Except Par Value Amounts)

(Unaudited)

	March 31, 2012	December 31, 2011
Assets
Cash and cash equivalents	$15,446	$8,047
Accounts receivable, net	3,615	3,265
Investment in receivable portfolios, net	741,580	716,454
Deferred court costs, net	39,839	38,506
Property and equipment, net	19,603	17,796
Other assets	11,842	11,968
Goodwill	6,047	15,985
Identifiable intangible assets, net	—	462

Total assets	$837,972	$812,483

Liabilities and stockholders’ equity
Liabilities:
Accounts payable and accrued liabilities	$31,161	$29,628
Income tax payable	2,078	—
Deferred tax liabilities, net	16,333	15,709
Debt	398,246	388,950
Other liabilities	5,297	6,661

Total liabilities	453,115	440,948

Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, $.01 par value, 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $.01 par value, 50,000 shares authorized, 24,696 shares and 24,520 shares issued and outstanding as of March 31, 2012 and December 31, 2011, respectively	247	245
Additional paid-in capital	124,638	123,406
Accumulated earnings	261,258	249,852
Accumulated other comprehensive loss	(1,286)	(1,968)

Total stockholders’ equity	384,857	371,535

Total liabilities and stockholders’ equity	$837,972	$812,483

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.

Condensed Consolidated Statements of Comprehensive Income

(In Thousands, Except Per Share Amounts)

(Unaudited)

	Three Months Ended March 31,
	2012	2011
Revenues
Revenue from receivable portfolios, net	$126,405	$105,326
Servicing fees and other related revenue	3,817	4,977

Total revenues	130,222	110,303

Operating expenses
Salaries and employee benefits (excluding stock-based compensation expense)	23,109	19,040
Stock-based compensation expense	2,266	1,765
Cost of legal collections	38,635	36,509
Other operating expenses	12,411	10,096
Collection agency commissions	3,959	3,914
General and administrative expenses	14,132	10,169
Depreciation and amortization	1,363	1,053
Impairment charge for goodwill and identifiable intangible assets	10,349	—

Total operating expenses	106,224	82,546

Income from operations	23,998	27,757

Other (expense) income
Interest expense	(5,515)	(5,593)
Other income	267	116

Total other expenses	(5,248)	(5,477)

Income before income taxes	18,750	22,280
Provision for income taxes	(7,344)	(8,601)

Net income	$11,406	$13,679

Weighted average shares outstanding:
Basic	24,779	24,260
Diluted	25,740	25,451
Earnings per share:
Basic	$0.46	$0.56
Diluted	$0.44	$0.54
Other comprehensive income:
Unrealized gain on derivative instruments	$1,122	$836
Income tax provision related to unrealized gain on derivative instruments	(440)	(329)

Other comprehensive income, net of tax	682	507

Comprehensive income	$12,088	$14,186

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.

Condensed Consolidated Statements of Cash Flows

(Unaudited, In Thousands)

	Three Months Ended March 31,
	2012	2011
Operating activities:
Net income	$11,406	$13,679
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,363	1,053
Impairment charge for goodwill and identifiable intangible assets	10,349	—
Amortization of loan costs	466	440
Stock-based compensation expense	2,266	1,765
Deferred income tax expense (benefit)	623	(58)
Excess tax benefit from stock-based payment arrangements	(1,067)	(1,343)
Provision for allowances on receivable portfolios, net	373	5,498
Changes in operating assets and liabilities
Other assets	(326)	(1,819)
Deferred court costs	(1,333)	(2,128)
Prepaid income tax and income taxes payable	2,130	8,437
Accounts payable, accrued liabilities and other liabilities	853	(450)

Net cash provided by operating activities	27,103	25,074

Investing activities:
Purchases of receivable portfolios	(130,463)	(90,675)
Collections applied to investment in receivable portfolios, net	104,230	80,211
Proceeds from put-backs of receivable portfolios	734	900
Purchases of property and equipment	(1,555)	(630)

Net cash used in investing activities	(27,054)	(10,194)

Financing activities:
Payment of loan costs	—	(734)
Proceeds from senior secured notes	—	25,000
Proceeds from revolving credit facility	43,500	19,000
Repayment of revolving credit facility	(34,500)	(46,000)
Proceeds from exercise of stock options	1,061	297
Taxes paid related to net share settlement of equity awards	(2,093)	(1,439)
Excess tax benefit from stock-based payment arrangements	1,067	1,343
Repayment of capital lease obligations	(1,685)	(877)

Net cash provided by (used in) financing activities	7,350	(3,410)

Net increase in cash and cash equivalents	7,399	11,470
Cash and cash equivalents, beginning of period	8,047	10,905

Cash and cash equivalents, end of period	$15,446	$22,375

Supplemental disclosures of cash flow information:
Cash paid for interest	$5,119	$5,002
Cash paid for income taxes	4,075	166
Supplemental schedule of non-cash investing and financing activities:
Fixed assets acquired through capital lease	1,564	371

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.

Supplemental Financial Information

Reconciliation of Adjusted EBITDA to GAAP Net Income, Adjusted Operating Expenses Excluding Stock-based Compensation Expense, Bankruptcy Servicing Operating Expenses, and Acquisition Related Expenses to GAAP Total Operating Expenses, and Tangible Book Value Per Share to GAAP Total Stockholders’ Equity

(In Thousands, Except Per Share Amounts)

(Unaudited)

	Three Months Ended March 31,
	2012	2011
GAAP net income, as reported	$11,406	$13,679
Interest expense	5,515	5,593
Provision for income taxes	7,344	8,601
Depreciation and amortization	1,363	1,053
Amount applied to principal on receivable portfolios	104,603	85,709
Stock-based compensation expense	2,266	1,765
Impairment charge for goodwill and identifiable intangible assets	10,349	—
Acquisition related expenses	489	—

Adjusted EBITDA	$143,335	$116,400

	Three Months Ended March 31,
	2012	2011
GAAP total operating expenses, as reported	$106,224	$82,546
Stock-based compensation expense	(2,266)	(1,765)
Bankruptcy servicing operating expenses	(14,830)	(4,319)
Acquisition related expenses	(489)	—

Adjusted operating expenses excluding stock-based compensation expense, bankruptcy servicing operating expenses and acquisition related expenses	$88,639	$76,462

	As of March 31, 2012	As of December 31, 2011
GAAP total stockholders’ equity, as reported	$384,857	$371,535
Goodwill	(6,047)	(15,985)
Identifiable intangible assets, net	—	(462)

Tangible book value	$378,810	$355,088
Diluted shares outstanding	25,740	25,657

Tangible book value per share	$14.72	$13.84

SOURCE Encore Capital Group, Inc.